SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          January 24, 2001
                                                   ............................


                              NDC Automation, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)

Delaware                      0-18253                     56-1460497
 .........................................................................
(State or other              (Commission                (I.R.S. Employer
 jurisdiction                File Number)               Identification No)
 of incorporation)

3101 Latrobe Drive          Charlotte NC                      28211
 ................................................................................
       (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code              (704) 362-1115
                                                        ........................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         --------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         -------------------------------------------------

                  None.

Item 5.  Other Events.
         ------------

                  Charlotte, NC, January 24, 2001, NDC Automation, Inc. (OTC Bulletin Board "AGVS.OB") www.ndca.com announces receipt of a purchase order, from an automobile manufacturer, for a turnkey Lazerway(R) LGVS (Laser
Guided Vehicle System) to be installed in North America. The order totaling approximately $800,000, includes vehicles, controls hardware and software, engineering services and related equipment.

                  Exhibit 10.1: Copy of press release announcing receipt of
                                order

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                  None

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  None

Item 8.  Change in Fiscal Year.
         ---------------------

                  None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NDC AUTOMATION, INC.



Date:  January 24, 2001                  By:    /s/ Claude Imbleau
                                                    ---------------------------
                                                    Claude Imbleau
                                                    Chief Operating Officer